Exhibit 99.2


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF GEORGIA
                                 NEWNAN DIVISION

In re                            )    Chapter 11
                                 )
THE NEW POWER COMPANY, et al.,   )    Jointly Administered
                       -- ---
                                 )
               Debtors.          )    Case Nos. 02-10835 through 02-10837
                                 )
_________________________________)    Judge W. Homer Drake, Jr.


                  NOTICE OF HEARING TO CONSIDER CONFIRMATION OF
                  ---------------------------------------------
                   THE DEBTORS' FIRST AMENDED CHAPTER 11 PLAN
                   ------------------------------------------

TO:  ALL HOLDERS OF CLAIMS AGAINST AND INTERESTS IN THE ABOVE
     CAPTIONED DEBTORS

         PLEASE TAKE NOTICE that pursuant to an order dated December 20, 2002, the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division (the "Bankruptcy Court"), approved the Disclosure Statement With Respect To Debtors' First Amended Chapter 11 Plan, dated December 18, 2002 (the "Disclosure Statement"), pursuant to section 1125 of title 11 of the United States Code (the "Bankruptcy Code") for the debtors and debtors-in-possession (collectively, the "Debtors") in the above-captioned cases and authorized the Debtors to solicit votes with regard to the acceptance or rejection of the Debtors' First Amended Chapter 11 Plan, dated as of December 16, 2002 (as may be further amended, the "Plan").

         PLEASE TAKE FURTHER NOTICE that the Bankruptcy Court also scheduled a hearing to consider confirmation of the Plan on February 12, 2003 in the United States Bankruptcy Court for the Northern District of Georgia, 18 Greenville Street, Newnan, Georgia 30263 (the "Confirmation Hearing").

         PLEASE TAKE FURTHER NOTICE that the Bankruptcy Court has determined that objections to the Plan, if any, must be in writing, state the name and address of the objecting party and the nature of the claim or interest of such party, state with particularly the basis and nature of each objection and the specific grounds therefor and be filed, together with proof of service, with the Bankruptcy Court and served so that any such objection is received no later than 4:00 P.M. (Eastern Time) on January 31, 2003 (the "Objection Deadline") by (a) the Bankruptcy Court, (b) Paul K. Ferdinands, Esq, King & Spalding, 191 Peachtree Street, Atlanta, Georgia 30303 and William M. Goldman, Esq., Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, co-counsel to the Debtors, (c) Frank W. DeBorde, Esq., Morris Manning & Martin, 1600 Financial Center, Atlanta, Georgia 30326, counsel to the Creditors' Committee and (d) Jeneane Treace, Esq., Office of the United States Trustee, 362 Richard Russell Building, 75 Spring Street SW, Atlanta, Georgia 30303.

         PLEASE TAKE FURTHER NOTICE that the Confirmation Hearing may be adjourned from time to time without further notice to creditors or parties in interest other than by announcement in the Bankruptcy Court of such adjournment on the date scheduled for the Confirmation Hearing.

         PLEASE TAKE FURTHER NOTICE on December 17, 2002, the Bankruptcy Court approved certain vote solicitation and tabulation procedures (the "Voting Procedures") that govern the voting process with respect to the Debtors' Plan.

         PLEASE TAKE FURTHER NOTICE that, with respect to impaired classes and claims, the Bankruptcy Court has established January 31, 2003 as the deadline for voting to either accept or reject the Plan (the "Voting Deadline"). All Ballots must be submitted to Poorman-Douglas Corporation, the Debtors' balloting and claims agent, prior to the Voting Deadline, in a manner consistent with the Voting Procedures.

 Dated:    December 20, 2002

                        BY ORDER OF THE BANKRUPTCY COURT
                        --------------------------------



KING & SPALDING                                   SIDLEY AUSTIN BROWN & WOOD LLP
Gregory S. Bianchi                                William M. Goldman
191 Peachtree Street                              Geoffrey T. Raicht
Atlanta, Georgia  30303-1763                      787 Seventh Avenue
Telephone:  (404) 572-4600                        New York, New York  10019
Telecopy:  (404) 572-5100                         Telephone: (212) 839-5300
                                                  Telecopy: (212) 839-5599

                                                               - and -

                                                  Richard W. Havel
                                                  555 W. Fifth Street
                                                  40th Floor
                                                  Los Angeles, California  90013
                                                  Telephone: (213) 896-6000
                                                  Telecopy: (213) 896-6100


Co-Counsel for the Debtors and Debtors-in-Possession